UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2015 (September 25, 2015)

QUOTIENT LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-36415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pentlands Science Park

Bush Loan, Penicuik, Midlothian

EH2 OPZ United Kingdom

(Address of Principal Executive Offices)

011-44-0131-445-6159

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 25, 2015, Quotient Biodiagnostics Inc. (“QBI”), the U.S. subsidiary of Quotient Ltd. (the “Company” or “we”, “us” and “our”), as borrower, entered into an amendment (the “Amendment”) to its existing secured term loan facility with MidCap Financial Trust, as administrative agent, the Company and its other subsidiaries and the lenders under the facility. We refer to this secured term loan facility, as amended, as the “MidCap Facility,” and to MidCap Financial Trust, together with its affiliated lenders under the MidCap Facility, as “MidCap.”

The Amendment syndicates a portion of the MidCap Facility to Oxford Finance LLC (“Oxford”) and FlexPoint MCLS SPV LLC (“FlexPoint”), as lenders. Among other things, the Amendment extends to the lenders under the MidCap Facility certain rights that were previously only exercisable by MidCap Financial Trust, as the administrative agent. These rights include, among others, approval rights with respect to extensions of credit and the assignment of our obligations under the facility and the right to waive events of default.

In connection with the Amendment, MidCap transferred to Oxford and Flexpoint certain of the purchase rights represented by the warrant that the Company previously issued to MidCap on August 3, 2015 in connection with the previously reported expansion of the MidCap Facility, and the Company, MidCap, Oxford and Flexpoint entered into new warrants in connection with such transfers. As a result of the Amendment and such transfers, the lenders under the Facility hold warrants to exercise ordinary shares, and are committed to extend loans under the Facility, in the amounts and percentages indicated below:

Lender/Warrant Holder	Shares Issuable Upon Exercise of Warrants	Loan Commitment Percentage
MidCap	66,915	60.0%
Oxford	40,149	36.0%
FlexPoint	4,461	4.0%
TOTAL:	111,525	100%

For additional details regarding the MidCap Facility and the terms of the warrants, please refer to our Current Report on Form 8-K filed on August 7, 2015.

The warrants are attached to this Current Report as Exhibits 4.1, 4.2, 4.3 and 4.4. All descriptions of the warrants herein are qualified in their entirety to the text of Exhibits 4.1, 4.2, 4.3 and 4.4 hereto, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

Exhibit	Description

4.1	Warrant in favour of MidCap to purchase 66,915 ordinary shares.

4.2	Warrant in favour of Oxford to purchase 26,023 ordinary shares.

4.3	Warrant in favour of Oxford to purchase 14,126 ordinary shares.

4.4	Warrant in favour of FlexPoint to purchase 4,461 ordinary shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 1, 2015	QUOTIENT LIMITED

	By:	/s/ Stephen Unger
Name: Stephen Unger
Title: Chief Financial Officer

Exhibit Index

Exhibit	Description

4.1	Warrant in favour of MidCap to purchase 66,915 ordinary shares.

4.2	Warrant in favour of Oxford to purchase 26,023 ordinary shares.

4.3	Warrant in favour of Oxford to purchase 14,126 ordinary shares.

4.4	Warrant in favour of FlexPoint to purchase 4,461 ordinary shares.